UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2010

UNR HOLDINGS, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-23712	02-0755762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Pine Street, Suite 150, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(407) 210-6541
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 19, 2010, UNR Holdings, Inc., a Colorado corporation (the “Corporation”) held its 2010 Annual Meeting and Special Meeting of Shareholders (the “Meeting”).  At the Meeting, there were a total of 20,758,887 shares of Common Stock present in person or by proxy and entitled to vote.  Stockholders were asked to vote with respect to five proposals.  The matters voted upon and the results of the vote are set forth below.

Proposal Number 1 – Election of Directors:  The Shareholders elected each of the following nine nominees as directors, each of whom will hold office for a term of one year and until his or her successor is elected and qualified.  The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes for	Votes Against	Abstentions	Broker Non-Votes
Alexey Ivanovich Kim	20,758,887	0	0	0
Alexey Alekseevich Kim	20,758,887	0	0	0
Iuriy Vladimirovich Shevchenko	20,758,887	0	0	0
Sergey Petrovich Yushkevich	20,758,887	0	0	0
Andrey Andreevich Nikolaychuk	20,758,887	0	0	0
Galina Nikolayevna Pyatysheva	20,758,887	0	0	0
Victor Vladimirovich Milukov	20,758,887	0	0	0
Stefan C. Mancas	20,758,887	0	0	0
Viorel B. Sareboune	20,758,887	0	0	0

Proposal Number 2 – Approval of an amendment to the Corporation’s Articles of Incorporation.  The Shareholders approved an amendment to the Corporation’s Articles of Incorporation to allow for any action permitted to be taken at a shareholders’ meeting to be taken by the written consent of shareholders holding shares with at least the minimum number of votes that would be necessary to take such action at a meeting.  The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
20,758,887	0	0	0

Proposal Number 3 – Ratification of the reinstatement of the Corporation pursuant to the Colorado Business Corporation Act.  The Stockholders approved and ratified the reinstatement of the Corporation pursuant to the Colorado Business Corporation Act.  The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
20,758,887	0	0	0

Proposal Number 4 – Ratification of the par value of the Common Stock and Preferred Stock of the Corporation at $0.001 per share.  The Stockholders ratified the par value of the Common Stock and Preferred Stock of the Corporation at $0.001 per share.  The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
20,758,887	0	0	0

Proposal Number 5 – Ratification of the appointment of ZAO BDO, a member firm of BDO International, as the Corporation’s independent auditors for the year ending December 31, 2010.  The Stockholders ratified the appointment of ZAO BDO as the Corporation’s independent auditors for the year ending December 31, 2010.  The tabulation of votes with respect to this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
20,758,887	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNR HOLDINGS, INC.

By:	/s/ Alexey A. Kim
Alexey A. Kim
Chief Executive Officer

Dated: November 24, 2010